SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2014 (August 7, 2014)

FLOWERS FOODS, INC.

(Exact name of registrant as specified in its charter)

Georgia	1-16247	58-2582379
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 Flowers Circle, Thomasville, GA	31757
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (229) 226-9110

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2014, Flowers Foods, Inc. (the “Company”) and Flowers Finance II, LLC (the “Borrower”), a special purpose vehicle that is owned indirectly by the Company, entered into an amendment (the “Amendment”) to the Company’s existing $150 million receivables loan, security and servicing agreement, dated July 17, 2013, with Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, as administrative agent and facility agent, and certain financial institutions from time to time party thereto (the “Loan and Security Agreement”). The Amendment (i) increases the revolving commitments to $200,000,000; (ii) extends the term by one year and (iii) makes certain other conforming amendments.

The Company has other relationships, including financial advisory and banking, with some parties to the Loan and Security Agreement and the Asset Securitization Facility.

A copy of the Amendment is filed as Exhibit 10.1 hereto. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated by reference.

Item 2.02. Results of Operations and Financial Condition.

On August 12, 2014, Flowers Foods, Inc. issued a press release announcing its financial condition and results of operations as of and for the 12 weeks ended July 12, 2014. A copy of the press release is furnished with this Report as Exhibit 99.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Amendment to Receivables Loan, Security and Servicing Agreement, dated as of August 7, 2014, among Flowers Finance II, LLC, Flowers Foods, Inc. and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, as administrative agent and facility agent, and certain financial institutions from time to time party thereto

99.1	Press Release of Flowers Foods, Inc. dated August 12, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWERS FOODS, INC.

By:	/s/ R. Steve Kinsey
Name: R. Steve Kinsey
Title: Executive Vice President and Chief Financial Officer

Date: August 12, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.1	Amendment to Receivables Loan, Security and Servicing Agreement, dated as of August 7, 2014, among Flowers Finance II, LLC, Flowers Foods, Inc. and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland,” New York Branch, as administrative agent and facility agent, and certain financial institutions from time to time party thereto

99.1	Press Release of Flowers Foods, Inc. dated August 12, 2014